Share Capital, Reserves and Retained Earnings - Summary of net debt to equity ratio (Detail) € in Thousands	Dec. 31, 2023 EUR (€)	Dec. 31, 2022 EUR (€)	Dec. 31, 2021 EUR (€)	Dec. 31, 2020 EUR (€)
Disclosure Of Net Debt To Equity Ratio [Abstract]
Total liabilities	€ 265,059	€ 276,051
Less cash and cash equivalents	(33,610)	(54,475)
Net debt (a)	231,449	221,576
Total equity (b)	€ 73,288	€ 92,556	€ 83,846	€ 75,364
Net debt to equity ratio	3.16	2.39